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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2006

                        Reliant Home Warranty Corporation
             ------------------------------------------------------0
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

        000-29827                                       65-065668
------------------------                  ------------------------------------
(Commission File Number)                  (IRS Employer Identification Number)

               Suite 250, 350 Bay Street, Toronto, Ontario M5H 2S6
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (416) 445-9500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

     On June 8, 2006, Reliant Home Warranty Corporation (the "Company") entered into a Security and Purchase Agreement (the "Security and Purchase Agreement") with Laurus Master Fund, Ltd. ("Laurus") pursuant to which the Company issued to Laurus a Secured Revolving Note (the "Note") in the aggregate principal amount of $25.0 million and a warrant to purchase up to 36,128,286 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a price of $.001 per share (the "Warrant").

     The Company has agreed to use the proceeds of the Note solely for the purposes of funding certain mortgage loans to its customers, except for $900,000 that the Company paid to Laurus Capital Management, LLC, the investment advisor to Laurus, and approximately $156,000 that the Company paid to Laurus Capital Management, LLC and certain third parties as reimbursement for its due diligence and legal fees and expenses incurred in connection with the transaction.

     The principal amount of the Note carries an interest rate of prime plus 2% percent, subject to a minimum rate of 8%. The principal amount of the Note will be payable on the maturity date of June 8, 2009, and interest will be payable monthly beginning on July 8, 2006. The Company may, at its option, prepay the Notes by paying the holder the principal amount, all accrued and unpaid interest thereon, and a prepayment premium ranging from 3% to 5% of the outstanding principal amount, depending on the date of the prepayment. The Note is secured by all of the Company's assets and the stock of one of the Company's subsidiaries.

     The Agreement contains customary negative covenants for loans of this type, including limitations on the Company with respect to the incurrence or guaranty of indebtedness, payment of dividends, mergers and acquisitions, disposition of assets and transactions with affiliates. Any breach of the covenants under the Security and Purchase Agreement may result in, among other things, the acceleration of the payment obligations under the Note and an additional default payment.

     The Company currently does not have a sufficient number of authorized but unissued shares of its Common Stock to issue the shares issuable to Laurus upon the full exercise of the Warrant. The Company intends to seek shareholder approval in order to increase its authorized number of shares of Common Stock from 100 million shares to 200 million shares in order to have a sufficient number of authorized shares of Common Stock to issue shares upon exercise of the Warrant in full and for other general corporate purposes such as issuance of shares in connection with the exercise of employee stock options, stock dividends and splits, future financings and possible future acquisitions.

     On June 8, 2006, the Company also entered into a Registration Rights Agreement with Laurus (the "Registration Rights Agreement") pursuant to which the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission for the purpose of registering for resale all of the shares of the Company's common stock issuable upon exercise of the Warrant. The Company has agreed to file a registration statement within 60 days of the date of the issuance of the Warrant.

     The Security and Purchase Agreement, the Note, the Warrant and the Registration Rights Agreement are subject to the terms and conditions of a Funds Escrow Agreement.

     Each of the foregoing descriptions does not purport to be complete and is qualified in its entirety by the actual text of each such agreement, all of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The  information   contained  in  Item  1.01  of  this  Current  Report  is
incorporated by reference in this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

     The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The securities described in Item
1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The agreements executed in connection therewith contain representations to support the Company's reasonable belief that Laurus had access to information concerning the Company's operations and financial condition, Laurus is acquiring the securities for its own account and not with a view to the distribution thereof, and that Laurus is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act. At the time of their issuance, the Warrants described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 9.01.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     Not applicable

     (b) Pro Forma Financial Information.

     Not applicable

     (c) Exhibits.

     Exhibit 10.1 -- Security and Purchase Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd.

     Exhibit 10.2 -- Secured Revolving Note dated as of June 8, 2006 issued by Reliant Home Warranty Corporation to Laurus Master Fund, Ltd.

     Exhibit 10.3 -- Common Stock Purchase Warrant dated as of June 8, 2006 issued by Reliant Home Warranty Corporation to Laurus Master Fund, Ltd.

     Exhibit 10.4 -- Registration Rights Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd.

     Exhibit 10.5 -- Fund Escrow Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd. and Loeb & Loeb LLP as the escrow agent.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT HOME WARRANTY CORPORATION



Date:  June 13, 2006                   By:  /s/ Boyd Soussana
                                            ---------------------------------
                                              Name:  Boyd Soussana
                                              Title: Chief Executive Officer

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


                                Index to Exhibits


   Exhibit
     No.                          Exhibit Title
   -------                        -------------
     10.1 Security and Purchase Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd.

     10.2 Secured Revolving Note dated as of June 8, 2006 issued by Reliant Home Warranty Corporation to Laurus Master Fund, Ltd.

     10.3 Warrant dated as of June 8, 2006 issued by Reliant Home Warranty Corporation to Laurus Master Fund, Ltd.

     10.4 Registration Rights Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd

     10.5 Fund Escrow Agreement dated as of June 8, 2006, between Reliant Home Warranty Corporation and Laurus Master Fund, Ltd



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